EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


      As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 8-K/A, into the Company's previously filed Registration Statement File No. 33-99384.



                                                  PRICE WATERHOUSE

Santo Domingo, Dominican Republic
August 30, 1996